Item 77 Q(1)(e)

New or Amended Investment Advisory Contracts

Form of Amendment to Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to Sprott Buzz Social Media Insights ETF is incorporated herein by reference to Exhibit (d)(33) to Post-Effective Amendment No. 273 to Registrant’s Registration Statement filed April 15, 2016, accession number: 0001398344-16-011981.